Selected American Shares
Authorized series of Selected American Shares, Inc.

Selected International Fund
Authorized series of Selected International Fund, Inc.
Supplement dated March 3, 2025
to the Statement of Additional Information dated April 30, 2024

Thomas Gayner has resigned as a Director of Selected American Shares, Inc. and Selected International Fund, Inc. effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.